EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cloud Security Corporation, a Nevada corporation, (the “Company”) on Form 10-Q for the period ending November 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Safa Movassaghi, Chief Executive Officer and Chief Financial Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 13, 2015	By:	/s/ Safa Movassaghi
Safa Movassaghi
Chairman, President and Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)